EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Infinity Energy Resources, Inc. (formerly Infinity, Inc.) (the “Company”) on Form 10-Q/A for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies to the best of his knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James A. Tuell
James A. Tuell
President and Chief Executive Officer
November 10, 2005

/s/ Timothy A. Ficker
Timothy A. Ficker
Vice President
Chief Financial Officer
November 10, 2005